                                                       REGISTRATION NO. 33-63445
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

             ITT DESTINATIONS, INC.                                   ITT CORPORATION
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
                      CHARTER)                                           CHARTER)
                     NEVADA                                              DELAWARE
            (STATE OF INCORPORATION)                             (STATE OF INCORPORATION)
                   88-0340591                                           13-5158950
      (I.R.S. EMPLOYER IDENTIFICATION NO.)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)
           1330 AVENUE OF THE AMERICAS                             RICHARD S. WARD, ESQ.
             NEW YORK, NY 10019-5490                           EXECUTIVE VICE PRESIDENT AND
                 (212) 258-1000                              GENERAL COUNSEL, ITT CORPORATION
                                                                1330 AVENUE OF THE AMERICAS
                                                                  NEW YORK, NY 10019-5490
                                                                      (212) 258-1000
   (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE           (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE
                      NUMBER,                                             NUMBER,
     OF PRINCIPAL EXECUTIVE OFFICES OF BOTH              OF AGENT FOR SERVICE OF BOTH REGISTRANTS)
                  REGISTRANTS)

                            ------------------------

                                   Copies to:

      JOHN W. WHITE, Esq.                                       WALTER F. DIEHL, JR., Esq.
    CRAVATH, SWAINE & MOORE                                           ITT CORPORATION
        Worldwide Plaza                                         1330 Avenue of the Americas
       825 Eighth Avenue                                          New York, NY 10019-5490
    New York, NY 10019-7475

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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16.  EXHIBITS.



     See Exhibit Index elsewhere herein.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY AND STATE OF NEW YORK ON THIS 16TH DAY OF NOVEMBER, 1995.


                                          ITT DESTINATIONS, INC.

                                          By:      /S/ ROBERT A. BOWMAN
                                            ------------------------------------
                                                      Robert A. Bowman
                                             President, Treasurer and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                SIGNATURE                                TITLE                     DATE
------------------------------------------    ----------------------------  -------------------
         /S/ ROBERT A. BOWMAN                 President, Treasurer,           November 16, 1995
------------------------------------------    Secretary and Director
             Robert A. Bowman
      (Principal Executive Officer,
     Principal Financial Officer and
      Principal Accounting Officer)

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY AND STATE OF NEW YORK ON THIS 16TH DAY OF NOVEMBER, 1995.


                                          ITT CORPORATION

                                          By:        /S/ JON F. DANSKI
                                            ------------------------------------
                                                       Jon F. Danski
                                            Senior Vice President and Controller


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                SIGNATURE                               TITLE                      DATE
------------------------------------------  ------------------------------  ------------------
                        *                   Chairman, President and Chief    November 16, 1995
------------------------------------------  Executive and Director
             Rand V. Araskog
      (Principal Executive Officer)

                        *                   Executive Vice President and     November 16, 1995
------------------------------------------  Chief Financial Officer
             Robert A. Bowman
      (Principal Financial Officer)

                        *                   Director                         November 16, 1995
------------------------------------------
            Bette B. Anderson

                        *                   Director                         November 16, 1995
------------------------------------------
            Nolan D. Archibald

                        *                   Director                         November 16, 1995
------------------------------------------
            Robert A. Burnett

                        *                   Director                         November 16, 1995
------------------------------------------
            Michel David-Weill

                    *                       Director                         November 16, 1995
------------------------------------------
            S. Parker Gilbert

                    *                       Director                         November 16, 1995
------------------------------------------
            Paul G. Kirk, Jr.

                    *                       Director                         November 16, 1995
------------------------------------------
             Edward C. Meyer

                    *                       Director                         November 16, 1995
------------------------------------------
            Benjamin F. Payton

                    *                       Director                         November 16, 1995
------------------------------------------
             Margita E. White

      *By  /S/ RICHARD S. WARD
------------------------------------------
               Richard S. Ward
               Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION                                  LOCATION
-------       -------------------------------------------------------  -----------------------------
  1           Form of Underwriting Agreement for dollar denominated
              Securities to be distributed in the United States. ((i)
              An Underwriting Agreement relating to securities to be
              distributed outside the United States or for Securities
              denominated in foreign currencies or foreign currency
              units or (ii) any Selling Agency or Distribution
              Agreement with any Agent will be filed as an exhibit to
              a Current Report on Form 8-K and incorporated herein by
              reference).............................................  Previously filed.
  2           Plan of acquisition, reorganization, arrangement,
              liquidation or succession..............................  Not applicable.
  4  (a)(i)   Form of Indenture to be dated as of November   , 1995,
              among ITT Destinations, Inc., ITT Corporation and The
              First National Bank of Chicago, as Trustee, with
              respect to the Debt Securities.........................  Previously filed.
     (a)(ii)  Form of Indenture to be dated as of November   ,1995,
              among ITT Destinations Inc., ITT Corporation and one or
              more banking institutions to be qualified as Trustee
              pursuant to Section 305(b)(2) of the Trust Indenture
              Act of 1939............................................  Incorporated by reference to
                                                                       Exhibit 4(a)(i) (except for
                                                                       name of Trustee)
              The form or forms of such Debt Securities and
              Guarantees, if any, with respect to each particular
              offering will be filed as an exhibit to a Current
              Report on Form 8-K and incorporated herein by
              reference.
  4  (b)      Form of Warrant Agreement to be entered into by ITT
              Destinations, Inc. and the Warrant Agent (including
              form of Warrant Certificate)...........................  The form or forms of such
                                                                       Warrants with respect to
                                                                       each particular offering will
                                                                       be filed as an exhibit to a
                                                                       Current Report on
                                                                       Form 8-K and incorporated
                                                                       herein by reference.
  5           Opinion of Richard S. Ward, Esq., on behalf of ITT
              Destinations, Inc. and ITT Corporation, in respect of
              the legality of the Securities, including the
              Guarantees.............................................  Previously filed.
              An unqualified opinion with respect to each particular
              offering will be filed as an exhibit to a Current
              Report on Form 8-K and incorporated herein by
              reference.
 12  (a)      Computation of ITT Corporation ratio of earnings to
              fixed charges for the nine months ended September 30,
              1995...................................................  Incorporated by reference to
                                                                       Exhibit 12(a) to ITT
                                                                       Corporation's Quarterly
                                                                       Report on Form 10-Q for the
                                                                       period ended September 30,
                                                                       1995, File No. 1-5627.
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


EXHIBIT
NUMBER                              DESCRIPTION                                  LOCATION
-------       -------------------------------------------------------  -----------------------------
 12  (a)(ii)  Computation of ITT Corporation ratios of earnings to fixed charges for the five years ended December 31,
              1994...................................................  Incorporated by reference to
                                                                       Exhibit 12(a) to ITT
                                                                       Corporation's Quarterly
                                                                       Report on Form 10-Q for the
                                                                       period ended June 30, 1995,
                                                                       File No. 1-5627.
 12  (b)      Computation of ITT Destinations, Inc. ratios of
              earnings to fixed charges for the nine months ended
              September 30, 1995 and the five years ended December
              31, 1994...............................................  Filed herewith.
 15           Letter re unaudited interim financial information......  Not applicable.
 23           Consents of experts and counsel
              (a) Consent of Arthur Andersen LLP.....................  Previously filed.
              (b) Consent of Arthur Andersen LLP.....................  Previously filed.
              (c) Consent of Price Waterhouse (Milan, Italy).........  Previously filed.
              (d) Consent of Arthur Andersen LLP.....................  Previously filed.
              (e) Consent of counsel.................................  Previously filed.
 24           Power of attorney......................................  Previously filed.
 25           Form T-1, Statement of Eligibility and Qualification
              under the Trust Indenture Act of 1939 of The First
              National Bank of Chicago, Trustee under an Indenture
              pursuant to which Debt Securities are to be issued.....  Previously filed.
 26           Invitations for competitive bids.......................  Not applicable.
 28P          Information from reports furnished to state insurance
              regulatory authorities.................................  Incorporated by reference to
                                                                       ITT Corporation's Form SE
                                                                       dated March 15, 1995 (CIK No.
                                                                       216228).
 99           Additional exhibits....................................  Not applicable.
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